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                                                                   Exhibit 10.30

                                                                  EXECUTION COPY

                      FIRST AMENDMENT TO RESEARCH AGREEMENT

     FIRST AMENDMENT TO RESEARCH AGREEMENT (this "AMENDMENT"), dated as of December 15, 2005, by and between CombinatoRx, Incorporated, a Delaware corporation (the "COMPANY"), and CHDI, Inc., a New Jersey corporation (the "FOUNDATION"). The Company and the Foundation shall hereinafter be referred to individually as a "PARTY" and collectively as the "PARTIES".

     WHEREAS, the Research Institution and the Foundation entered into that certain Research Agreement, dated as of August 9, 2005 (such agreement as amended shall hereinafter be referred to as the "AGREEMENT").

     WHEREAS, capitalized terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Agreement.

     WHEREAS, the parties hereto desire to amend, modify and supplement the Agreement as provided herein.

     NOW THEREFORE, in consideration of the mutual representations, warranties and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.   AMENDMENTS, MODIFICATIONS AND SUPPLEMENTS TO THE AGREEMENT.

     (a) Section 3 of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the text attached hereto as
          EXHIBIT 1.

     (b) Appendix C of the Agreement is hereby amended by deleting such appendix in its entirety and replacing it with the "Appendix C" attached hereto as EXHIBIT 2.

2. SINGLE AGREEMENT; INCONSISTENT TERMS. This Amendment is hereby annexed to and forms a part of the Agreement. In the event of any inconsistency between the provisions of this Amendment and those contained in the Agreement to which this Amendment is annexed, the provisions of this Amendment shall govern and be binding.

3. RATIFICATION OF THE AGREEMENT. The Agreement is hereby ratified by the parties hereto, and the terms and provisions of the Agreement as amended, modified and supplemented by this Amendment shall remain in full force and effect.

                                    * * * * *

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     In witness to the foregoing, the Parties have executed this Amendment as of the date first written above.

RESEARCH INSTITUTION:

CombinatoRx, Incorporated

By:
   --------------------------------
   Name:
   Title:


FOUNDATION:


CHDI, Inc.

By:
   --------------------------------
   Name:
   Title:

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                                    EXHIBIT 1

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3.   OBLIGATION TO MAKE PAYMENTS AND PAYMENT SCHEDULE; QUARTERLY FTE NOTICES;
     REVIEW OF QUARTERLY FTE NOTICE; CALCULATION OF ACTUAL QUARTERLY FTE COST; QUARTERLY PAYMENT ADJUSTMENT.

     (a)  OBLIGATION TO MAKE PAYMENTS AND PAYMENT SCHEDULE.

          (i) OBLIGATION TO MAKE PAYMENTS. The Foundation shall make payments to the Company for the Research Project as provided in, and subject to the terms and conditions of, this Agreement. The Company acknowledges and agrees that the Foundation shall not be required to make any payment to the Company in respect of any Phase of the Research Project for which each of the Scientific Milestones has not been satisfied or achieved.

          (ii) PAYMENT SCHEDULE. The amount of each quarterly payment (the "QUARTERLY PAYMENTS") and milestone payment (the "MILESTONE PAYMENTS" and, together with the Quarterly Payments, the "PAYMENTS") are set forth on the payment schedule (the "PAYMENT SCHEDULE") attached hereto as APPENDIX D.

     (b)  QUARTERLY FTE NOTICES.

          (i) DELIVERY OF THE QUARTERLY FTE NOTICES. The Company shall deliver a written notice (each, a "QUARTERLY FTE NOTICE") to the Foundation promptly following the end of each 90-day period (each, a "QUARTERLY FTE NOTICE PERIOD") during the period beginning on the Effective Date and continuing through the Quarterly FTE Notice Period following the last scheduled Quarterly Payment made by the Foundation under the terms of this Agreement.

          (ii) REQUIRED INFORMATION IN EACH QUARTERLY FTE NOTICE. Each Quarterly FTE Notice shall be given in respect of the most recently ended Quarterly FTE Notice Period (the "CURRENT NOTICE PERIOD") and shall:

                 (A) set forth the Quarterly Payment number and the year and quarter of the Research Project (in each case, as set forth in APPENDIX D) covered by the Current Notice Period;

                 (B) identify each Phase of the Research Project (each, an "APPROVED ACTIVE PHASE") for which each of the Scientific Milestones required to proceed to conduct or perform such Phase of the Research Project has been satisfied or achieved;

                 (C) with respect to each Approved Active Phase, set forth the number of FTEs budgeted to devote time to such Approved

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                      Active Phase during the Current Notice Period as set forth in APPENDIX B (the "CURRENT NOTICE PERIOD BUDGETED FTEs");

                 (D) with respect to each Approved Active Phase, set forth (1) the name and title of each individual who actually devoted time to such Approved Active Phase during the Current Notice Period and (2) the number of FTEs that actually devoted time to such Approved Active Phase during the Current Notice Period (the "CURRENT NOTICE PERIOD ACTUAL FTEs") (such amount to be calculated by dividing the number of weeks (or pro rata portion thereof) such individual actually devoted one-hundred percent of his or her effort to such Approved Active Phase during the Current Notice Period by the number 13);

                 (E) with respect to each Approved Active Phase, set forth the positive difference, if any, between (1) the aggregate number of FTEs budgeted to devote time to such Approved Active Phase during all previous Quarterly FTE Notice Periods as set forth in APPENDIX B MINUS (2) the aggregate number of FTEs that actually devoted one-hundred percent of such aggregate FTE's effort to such Approved Active Phase as set forth in all prior Quarterly FTE Notices delivered by the Company and approved by the Foundation in accordance with this SECTION 3 (such difference hereinafter referred to as the "CURRENT NOTICE PERIOD CARRYOVER BUDGETED FTEs BEGINNING BALANCE");

                 (F) with respect to each Approved Active Phase, set forth the sum of (1) the Current Notice Period Budgeted FTEs PLUS
                      (2) the Current Notice Period Carryover Budgeted FTEs Beginning Balance (such sun hereinafter referred to as the "CURRENT NOTICE PERIOD TOTAL AVAILABLE BUDGETED FTEs");

                 (G) with respect to each Approved Active Phase, set forth the positive difference, if any, between (1) the Current Notice Period Total Available Budgeted FTEs MINUS (2) the Current Notice Period Actual FTEs (such difference hereinafter referred to as the "CURRENT NOTICE PERIOD CARRYOVER BUDGETED FTEs ENDING BALANCE");

                 (H) include a certification by the Company that all of the information provided in such Quarterly FTE Notice is true, complete and correct.

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     (c)  REVIEW OF QUARTERLY FTE NOTICE; ACTUAL QUARTERLY FTE COST; QUARTERLY
          PAYMENT ADJUSTMENT.

          (i) REVIEW OF QUARTERLY FTE NOTICE. Beginning on the date of the receipt of a Quarterly FTE Notice in respect of a Current Notice Period, the Foundation shall have a period (the "QUARTERLY PAYMENT ADJUSTMENT REVIEW PERIOD") of 20 days to (A) review such Quarterly FTE Notice and (B) request such additional information from the Company as may be reasonably required by the Foundation to verify the information set forth in such Quarterly FTE Notice.

          (ii) ACTUAL QUARTERLY FTE COST. Within 10 days of the expiration of the Quarterly Payment Adjustment Review Period, the Foundation shall calculate the cost (the "ACTUAL QUARTERLY FTE COST") of
                 (A) the budgeted management FTE set forth in APPENDIX B for such Current Notice Period and (B) the Current Notice Period Actual FTEs for each Approved Active Phase for such Current Notice Period; provided, however, the amount of Current Notice Period Actual FTEs used in any such calculation shall not exceed the Current Notice Period Total Available Budgeted FTEs for each Approved Active Phase for such Current Notice Period. For purposes of this Agreement, all calculations shall be made using a FTE rate of $250,000 per year other than FTEs allocated to Phase 2 for which a FTE rate of $275,000 shall be used.

          (iii)  QUARTERLY PAYMENT ADJUSTMENT.

                 (A) QUARTERLY PAYMENT CREDIT AMOUNT; AGGREGATE QUARTERLY PAYMENT HOLDBACK AMOUNT. If the Actual Quarterly FTE Cost for such Current Notice Period is less than the Quarterly Payment made by the Foundation in respect of such Current Notice Period, either (1) the Foundation shall credit an amount (each, a "CURRENT NOTICE PERIOD QUARTERLY PAYMENT CREDIT AMOUNT") equal to the difference between the Quarterly Payment made by the Foundation in respect of such Current Notice Period MINUS the Actual Quarterly FTE Cost for such Current Notice Period against any future payments required to be made by the Foundation to the Company under this Agreement or (2) upon the written request of the Foundation, the Company shall pay an amount (each, a "CURRENT NOTICE PERIOD QUARTERLY PAYMENT REFUND AMOUNT") equal to the difference between the Quarterly Payment made by the Foundation in respect of such Current Notice Period MINUS the Actual Quarterly FTE Cost for such Current Notice Period to the Foundation within 30 days of the receipt of any such written request.

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                      For purposes of this Agreement, the aggregate of all
                      Current Notice Period Quarterly Payment Credit Amounts and Current Notice Period Quarterly Payment Refund Amounts LESS the aggregate of all Quarterly Payment Increase Amounts (as defined in SECTION 3(c)(iii)(B) of this Agreement) paid by the Foundation to the Company pursuant to SECTION 3(c)(iii)(B) of this Agreement shall be referred to as the "AGGREGATE QUARTERLY PAYMENT HOLDBACK AMOUNT".

                 (B) QUARTERLY PAYMENT INCREASE AMOUNT. If (1) the Actual Quarterly FTE Cost for such Current Notice Period is greater than the Quarterly Payment made by the Foundation in respect of such Current Notice Period and (2) the Aggregate Quarterly Payment Holdback Amount is greater than zero, the Foundation shall increase the amount of the next scheduled Quarterly Payment by an amount (each, a "QUARTERLY PAYMENT INCREASE AMOUNT") equal to the lesser of (a) the difference between the Actual Quarterly FTE Cost for such Current Notice Period MINUS the Quarterly Payment made by the Foundation in respect of such Current Notice Period and (b) the then outstanding Aggregate Quarterly Payment Holdback Amount.

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                                    EXHIBIT 2

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                        APPENDIX C TO RESEARCH AGREEMENT

                             (SCIENTIFIC MILESTONES)

RESEARCH PROJECT - SCIENTIFIC MILESTONES

RESEARCH PROJECT PHASE                                        CONDITION(S) TO BEGIN CONDUCT OF PHASE
------------------------------------------------- ---------------------------------------------------------------
Phase 1 through Phase 5                           Execution of this Agreement by the Parties.

                                                  The Research Committee has made each decision and granted each approval expressly set forth in this Agreement that is
                                                  specifically required or otherwise necessary to begin the
                                                  conduct of any specific Phase of the Research Project.

Phase 1A                                          Execution of this Agreement by the Parties.

Phase 1B - Part 1                                 Execution of this Agreement by the Parties.

Phase 1B - Part 2                                 The Research Committee has approved at least one cell line for use as the parental cell line for the generation of the TRex
                                                  Flp-In neuroblastoma cell line by Invitrogen within six months of the Effective Date.

                                                  The Foundation and Invitrogen have executed the Invitrogen
                                                  Agreement within six months of the Effective Date.

                                                  Invitrogen has delivered the TRex Flp-In neuroblastoma cell
Phase 1B - Part 3                                 line to the Company within 12 months of the execution of the
                                                  Invitrogen Agreement.

Phase 1C                                          Execution of this Agreement by the Parties.

Phase 2 and 3 - Use of Assay 1 for Screening      Complete optimization of Assay 1 within four months following the date the Company has taken delivery of the cell line
                                                  approved by the Research Committee for use in the optimization of Assay 1.

                                                  Assay 1 meets each of the specifications set forth in
                                                  APPENDIX A and is approved by the Research Committee for use in
                                                  Phase 2 and 3.

Phase 2 and 3 - Use of Assay 2 for Screening      Complete development and optimization of Assay 2 within five months following the delivery of the TRex Flp-In
                                                  neuroblastoma cell line to the Company.

                                                  Assay 2 meets each of the specifications set forth in
                                                  APPENDIX A and is approved by the Research Committee for use in
                                                  Phase 2 and 3.
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
Phase 2 and 3 - Use of Assay 3 for Screening      Complete development and optimization of Assay 3 within nine months following the date cell lines and htt specific
                                                  antibodies approved by the Research Committee for use in the development and optimization of Assay 3 are acquired by, or on behalf of, the Company.

                                                  Assay 3 meets each of the specifications set forth in
                                                  APPENDIX A and is approved by the Research Committee for use in
                                                  Phase 2 and 3.

Phase 2A                                          The Company has (a) selected at least 1,300 Company
                                                  Library Compounds within one month of the approval by the
                                                  Research Committee of any of the Assays for use in Phase 2
                                                  and 3 and (b) acquired each Foundation Selected Compound
                                                  within one month of the selection of such compounds by the
                                                  Foundation.

Phase 2B                                          The screening required by Phase 2A has been completed within 26 months of the Effective Date.

                                                  The combination screening strategy for Phase 2B is approved by the
                                                  Research Committee.

Phase 3                                           The Research Committee approves at least one Phase 3
                                                  Approved Compound Combination.

Phase 4                                           The Research Committee approves at least one Phase 4
                                                  Approved Compound Combination.

Phase 5                                           The Foundation approves at least one Phase 5 Approved
                                                  Compound Combination.
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